UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange act of 1934

Date of Report (Date of earliest event reported) February 1, 2005

OSTEOTECH, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-19278	13-3357370
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 James Way, Eatontown, New Jersey	07724
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (732) 542-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01

On February 1, 2005 Osteotech, Inc. (“Osteotech”) entered into a License Agreement (the “Agreement”) with Rutgers, the State University of New Jersey (“Rutgers”) for a polymer class developed at Rutgers, for use as part of the Plexus Technology under development at Osteotech. Osteotech will pay Rutgers an initial license fee of $50,000 within 30 days and will pay an additional $250,000 upon the completion of the first two milestones specified in the Agreement, but no later than 270 days from February 1, 2005. The Agreement also calls for additional payments, aggregating $350,000, which are to be made as each of three additional milestones are completed. Further, commencing no later than 270 days after the effective date of the Agreement and continuing until commercialization of the first product in a major market, the Company is required to make quarterly minimum license maintenance fee payments to Rutgers. Upon commercialization of products, Osteotech will pay Rutgers the greater of royalties or the minimum license maintenance fees.

Certain statements made throughout this current report that are not historical facts contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Company’s future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, our ability to successfully complete development of the Plexus Technology and to commercialize products utilizing this technology, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in the Company’s periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2003 and the Form 10-Q for each of the first three quarters of 2004) filed with the Securities and Exchange Commission. All information in this current report is as of February 7, 2005 and the Company undertakes no duty to update this information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 7, 2005

OSTEOTECH, INC.
(Registrant)

By: /s/ Michael J. Jeffries
Michael J. Jeffries
Executive Vice President,
Chief Financial Officer
(Principal Financial Officer
and Principal Accounting
Officer)

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